UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018

Oncobiologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On February 14, 2018, Oncobiologics, Inc. (the “Company”) issued a press release announcing its financial results for its first fiscal quarter ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On February 13, 2018, the Company received formal notification from The NASDAQ Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) had determined to grant the Company’s request for the transfer of its listing from The Nasdaq Global Market to The Nasdaq Capital Market, pursuant to an extension through May 15, 2018 to evidence compliance with all applicable requirements for continued listing on Nasdaq, including the applicable $35 million market value of listed securities requirement.

As previously disclosed, on December 28, 2017, the Company received written notice from the Nasdaq Listing Qualifications Staff (the “Staff”) indicating that, due to the Company’s continued non-compliance with the $50 million market value of listed securities requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450, the Staff had determined to delist the Company’s securities from The Nasdaq Global Market unless the Company timely requested a hearing before the Panel. The Panel’s decision, dated February 13, 2018, follows the Company’s hearing before the Panel, at which it requested the transfer of its listing to The Nasdaq Capital Market pursuant to an extension through May 15, 2018 to evidence full compliance with all applicable requirements for the continued listing on Nasdaq, including the applicable $35 million market value of listed securities requirement set forth in Nasdaq Listing Rule 5550. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The information contained in Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Oncobiologics, Inc., dated February 14, 2018.
99.2	Press Release of Oncobiologics, Inc., dated February 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncobiologics, Inc.
Date: February 14, 2018	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer